UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  September 10, 2015

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 8 are not applicable and are therefore omitted.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2015, Robert Olson, the interim CEO of Winnebago Industries, Inc., (the “Company”) tendered his notice indicating he will be stepping down as the interim CEO with his last day being September 24, 2015. The Company is continuing its search for a permanent CEO and, to the extent necessary, current Chairman of the Board Larry Erickson will step into the interim CEO role. The Company announced Mr. Olson's departure as interim CEO by the press release attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Winnebago Industries, Inc. on September 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Date:	September 15, 2015	By:	/s/ Robert J. Olson
		Name:	Robert J. Olson
		Title:	Interim Chief Executive Officer